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                               Janus Aspen Series

                               Balanced Portfolio

                         Supplement dated March 12, 2010
                       to Currently Effective Prospectuses

Effective May 24, 2010, the following replaces the first sentence of the first paragraph under Balanced Portfolio's (the "Portfolio") "PRINCIPAL INVESTMENT STRATEGIES" section of the Prospectus:

     PRINCIPAL INVESTMENT STRATEGIES
     The Portfolio pursues its investment objective by normally investing 35-65% of its assets in equity securities and the remaining investments in fixed-income securities and cash equivalents.

This revision is not expected to result in a material change to the way the Portfolio is currently managed. The Portfolio will continue to seek an investment objective of long-term capital growth, consistent with preservation of capital and balanced by current income.

Investors in the Portfolio should consider this information in making a long-term investment decision.

                Please retain this Supplement with your records.